UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:

March 13, 2005

(Date of earliest event reported)

ASCENTIAL SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-15325	94-3011736

(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

50 Washington Street, Westborough, Massachusetts 01581

(Address of principal executive offices, including zip code)

(508) 366-3888

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 13, 2005, Ascential Software Corporation, a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, International Business Machines Corporation, a New York corporation (“IBM”) and Ironbridge Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of IBM (“Sub”) pursuant to which IBM will acquire all of the outstanding equity interests of the Company. In accordance with the Merger Agreement, the Company will merge (the “Merger”) with and into Sub, with the Company continuing as the surviving corporation. The merger consideration will consist of $18.50 in cash per share of Common Stock, par value $0.01 per share, of the Company issued and outstanding immediately prior to the Effective Time (other than shares held by the Company or IBM which will be canceled and retired, Appraisal Shares and Restricted Shares, each as defined in the Merger Agreement).

     The transaction has been approved by the Company’s board of directors and is subject to stockholder approval, regulatory approvals and other customary closing conditions. The Company expects the transaction to close in the second quarter of 2005.

     IBM is one of the Company’s primary resellers. Additionally, during the third quarter of 2001, IBM purchased from the Company the Company’s database business assets, including the name “Informix”, for $1 billion in cash.

     The foregoing description of the Merger Agreement does not purport to be a complete statement of the parties’ rights thereunder and such description is qualified in its entirety by reference to the Merger Agreement (together with the related Company Letter delivered in connection therewith). A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 3.03. MATERIAL MODIFICATION OF RIGHTS OF SECURITY HOLDERS.

     On March 13, the Company amended its First Amended and Restated Rights Agreement dated August 12, 1997, as amended, with EquiServe Trust Company, N.A. (the “Company Rights Agreement”) to (i) render the Company Rights Agreement inapplicable to the Merger Agreement, the Merger and compliance with the terms of the Merger Agreement, (ii) ensure that (A) none of IBM, Sub or any other subsidiary of IBM is an “Acquiring Person” (as defined in the Company Rights Agreement), (B) a “Distribution Date” or a “Shares Acquisition Date” (as such terms are defined in the Company Rights Agreement) does not occur and (C) the Company Rights to purchase Series A Participating Preferred Stock issued under the Company Rights Agreement do not become exercisable, in the case of clauses (A), (B) and (C), solely by reason of the execution of this Agreement, the consummation of the Merger or compliance with the terms of this Agreement and (iii) provide that the “Expiration Date” (as defined in the Company Rights Agreement) shall occur immediately prior to the Effective Time.

     The foregoing description of the amendment to the Company Rights Agreement does not purport to be complete statements of the parties’ rights thereunder and such description is qualified in its entirety by reference to the amendment to the Company Rights Agreement, which was filed as Exhibit 4.5 to the Company’s Form 8-A filed with the Securities and Exchange Commission on March 14, 2005, and which is incorporated herein by reference.

Item 8.01. OTHER EVENTS.

     On March 14, 2005, the Company and IBM announced that they had entered into the Merger Agreement by press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

Exhibit
Number	Description of Exhibit
2.1	Agreement and Plan of Merger by and among Ascential Software Corporation, International Business Machines Corporation and Ironbridge Acquisition Corp. dated as of March 13, 2005.

4.1	Amendment No. 3 dated March 13, 2005 to the First Amended and Restated Rights Agreement dated August 12, 1997, as amended, between Ascential Software Corporation and EquiServe Trust Company, N.A. (incorporated by reference to Exhibit 4.5 to the Company’s Form 8-A filed with the Securities and Exchange Commission on March 14, 2005).

99.1	Press Release dated March 14, 2005 issued by Ascential Software Corporation and International Business Machines Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2005	ASCENTIAL SOFTWARE CORPORATION

	By:	/s/ Robert C. McBride

Name: Robert C. McBride
Title: Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
2.1	Agreement and Plan of Merger by and among Ascential Software Corporation, International Business Machines Corporation and Ironbridge Acquisition Corp. dated as of March 13, 2005.

4.1	Amendment No. 3 dated March 13, 2005 to the First Amended and Restated Rights Agreement dated August 12, 1997, as amended, between Ascential Software Corporation and EquiServe Trust Company, N.A. (incorporated by reference to Exhibit 4.5 to the Company’s Form 8-A filed with the Securities and Exchange Commission on March 14, 2005).

99.1	Press Release dated March 14, 2005 issued by Ascential Software Corporation and International Business Machines Corporation.